UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 31, 2007

FelCor Lodging Trust Incorporated

(Exact name of registrant as specified in its charter)

Maryland	001-14236	75-2541756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Frwy., Suite 1300 Irving, Texas	75062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(972) 444-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

On July 31, 2007, FelCor Lodging Trust Incorporated issued a press release announcing its results of operations for the three- and six-month periods ended June 30, 2007, and published supplemental information for the three- and six-month periods ended June 30, 2007. Copies of the press release and the supplemental information are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. Copies of the foregoing are also available on FelCor Lodging Trust Incorporated’s website at www.felcor.com, on its Investor Relations page in the “Financial Reports” section.

The information contained in this Current Report on Form 8-K, including the exhibits, is provided under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section. Furthermore, the information contained in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, regardless of any general incorporation language in such filings.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description of Exhibit

99.1	Press release issued by FelCor Lodging Trust Incorporated on July 31, 2007, announcing its results of operations for the three- and six-month periods ended June 30, 2007.
99.2	Supplemental information for the three- and six-month periods ended June 30, 2007, published by FelCor Lodging Trust Incorporated on July 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST INCORPORATED

Date: July 31, 2007	By:	/s/ Lester C. Johnson
Name: Lester C. Johnson Title: Senior Vice President and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press release issued by FelCor Lodging Trust Incorporated on July 31, 2007, announcing its results of operations for the three- and six-month periods ended June 30, 2007.
99.2	Supplemental information for the three- and six-month periods ended June 30, 2007, published by FelCor Lodging Trust Incorporated on July 31, 2007.